UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 13, 2006

Maui Land & Pineapple Company, Inc.
(Exact name of Registrant as Specified in Its Charter)

Hawaii	0-6510	99-0107542
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

120 Kane Street, P.O. Box 187, Kahului, Maui, Hawaii, 96733-6687
(Address of principal executive offices)

(808) 877-3351
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Thomas H. Juliano, today resigned from his position as Executive Vice President/Resort Operations of Maui Land & Pineapple Company, Inc.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Description
99.1	Maui Land & Pineapple Company, Inc. Press Release dated October 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: October 18, 2006	By:	/S/ ROBERT I. WEBBER
Robert I. Webber
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Maui Land & Pineapple Company, Inc. Press Release dated October 13, 2006